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Exhibit 10.25

          Split Dollar Insurance Agreement between the Company, William H. Brenton Crummy Trust and William H. Brenton Crummy Trust II, dated November 23, 1994. This Split Dollar Insurance Agreement is incorporated by reference from Form 10-K of Brenton Banks, Inc., for the year ended December 31, 1994.
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